Income Taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
    The Company's United States and Irish based subsidiaries file income tax returns in the United States and Ireland respectively. Other foreign subsidiaries are taxed separately under the laws of their respective countries.

    The components of income before income tax expense are as follows:

	Year ended
	December 31, 2020	December 31, 2019	December 31, 2018
	(in thousands)
Ireland	$280,310	$323,726	$243,988
United States	41,950	21,073	27,499
Other	58,945	82,190	93,127
Income before income tax expense	$381,205	$426,989	$364,614

    The components of income tax expense are as follows:

	Year ended
	December 31, 2020	December 31, 2019	December 31, 2018
	(in thousands)
Income tax expense:
Current tax expense:
Ireland	$28,963	$35,955	$28,042
United States	3,022	5,073	2,885
Other	14,963	11,642	9,379
Total current tax expense	46,948	52,670	40,306

Deferred tax expense/ (benefit):
Ireland	1,654	2,833	1,054
United States	4,577	(3,502)	875
Other	(5,304)	(868)	(277)
Total deferred tax expense/ (benefit)	927	(1,537)	1,652

Income tax expense allocated to continuing operations	47,875	51,133	41,958

Income tax expense was allocated to the following components of other comprehensive income:
Currency impact on long term funding	68	25	119
Fair value of cash flow hedge	—	—	(148)

Total	$47,943	$51,158	$41,929
    Ireland's statutory income tax rate is 12.5%. The Company's consolidated reported income tax expense differed from the amount that would result from applying the Irish statutory rate as set forth below:

	Year ended
	December 31, 2020	December 31, 2019	December 31, 2018
	(in thousands)
Taxes at Irish statutory rate of 12.5% (2019:12.5%; 2018:12.5%)	$47,651	$53,374	$45,577
Foreign and other income taxed at higher rates	7,943	7,356	7,649
Research & development tax incentives	(1,243)	(893)	(1,243)
Movement in valuation allowance	3,581	(10)	5,667
Effects of change in tax rates	108	359	(147)
Decrease in unrecognized tax benefits	(1,672)	(1,273)	(5,423)
Impact of stock compensation	(5,150)	(7,383)	(8,301)
Other	(3,343)	(397)	(1,821)
Income tax expense	$47,875	$51,133	$41,958

    The tax effects of temporary differences that give rise to significant portions of deferred tax assets and deferred tax liabilities are presented below:

	December 31, 2020	December 31, 2019
	(in thousands)
Deferred tax liabilities:
Property, plant and equipment	$1,359	$1,102
Right-of-use-assets	9,402	11,838
Goodwill	31,629	27,590
Intangible assets	13,398	11,805
Other	1,009	6,284
Total deferred tax liabilities recognized	56,797	58,619

Deferred tax assets:
Operating loss and tax credits carryforwards	42,794	37,865
Property, plant and equipment	6,040	5,257
Lease liabilities	9,394	11,754
Accrued expenses and payments on account	24,368	26,380
Stock compensation	3,672	5,009
Deferred compensation	3,184	2,744
Unearned revenue	2,257	3,933
Other	155	604
Total deferred tax assets	91,864	93,546
Valuation allowance for deferred tax assets	(32,768)	(27,721)
Deferred tax assets recognized	59,096	65,825
Overall net deferred tax asset	$2,299	$7,206

    At December 31, 2020 Ireland subsidiaries had tax credit carryforwards for income tax purposes that may be carried forward indefinitely, available for offset against future tax liabilities, if any, of $11.7 million.
    At December 31, 2020 U.S. subsidiaries had U.S. federal and state net operating loss ("NOL") carryforwards of approximately $16.6 million and $51.1 million, respectively. These NOLs are available for offset against future taxable income and the expiry dates are shown in the table below. Of the $16.6 million U.S. federal NOLs, approximately $6.4 million is available for offset against future U.S. federal taxable income in 2021. The subsidiaries' ability to use the remaining U.S. federal and state NOL carryforwards is limited on an annual basis due to change of ownership in 2014, 2017, and 2019, as defined by Section 382 of the Internal Revenue Code of 1986, as amended. Of the U.S. federal NOLs, $15.2 million are limited by Section 382 as follows: $10.0 million for the years 2021 - 2022, $4.8 million in 2023 - 2027, $0.4 million for the years 2028 – 2036. As at December 31, 2020, U.S subsidiaries also had disallowed interest carryforwards of $29.1 million that can be carried forward indefinitely. These carryforwards are available for offset against future taxable income in the event that the U.S subsidiaries have excess capacity for interest deductions in future years.

    At December 31, 2020 other than those in the U.S. and Ireland, we had operating loss carryforwards for income tax purposes that may be carried forward indefinitely, available to offset against future taxable income, if any, of approximately $42.1 million. At December 31, 2020 those subsidiaries also had additional operating loss carryforwards of $15.1 million which are due to expire between 2021 and 2027 and operating loss carryforwards of $18.3 million which are due to expire between 2028 and 2037. In addition, at December 31, 2020 those subsidiaries had tax credit carryforwards for income tax purposes that may be carried forward indefinitely, available to offset against future tax liabilities, if any, of $5.5 million.

    The expected expiry dates of these US losses are as follows:

	Federal NOL's	State NOL's
	(in thousands)
2022-2035	$13,295	$51,092
2037	1,921	—
Indefinite	1,363	49

	$16,579	$51,141

In addition, we also have general business tax credit carryforwards of approximately $0.8 million that are available to reduce future U.S. federal and state income taxes. The general business tax credits are non-refundable and are due to expire between the years 2026-2038.
    The valuation allowance at December 31, 2020 was approximately $32.8 million. The valuation allowance for deferred tax assets as of December 31, 2019 and December 31, 2018 was $27.7 million and $27.3 million respectively. The net change in the total valuation allowance was an increase of $5.1 million during 2020 and an increase of $0.4 million during 2019. Of the total increase of $5.1 million in 2020, $3.6 million was recognized within income tax expense and $1.5 million was recognized in Other Comprehensive Income. Of the total increase of $0.4 million in 2019, $Nil resulted in a current year income tax expense, and $0.4 million was recognized in Other Comprehensive Income.
    The valuation allowances at December 31, 2020 and December 31, 2019 were primarily related to operating loss and tax credit carry forwards that, in the judgment of management, are not more likely than not to be realized. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities and projected future taxable income in making this assessment. In respect of deferred tax assets not subject to a valuation allowance, management considers that it is more likely than not that these deferred tax assets will be realized on the basis that there will be sufficient reversals of deferred tax liabilities and taxable income in future periods.
    The Company has recognized a deferred tax liability of $0.9 million (2019: $5.4 million) for investments in foreign subsidiaries where the Company does not consider the earnings to be indefinitely reinvested. For the deferred tax liability not recognized in respect of temporary differences related to investments in foreign subsidiaries which are considered to be indefinitely reinvested, it is not practicable to calculate the exact unrecognized deferred tax liability, however it is not expected to be material as Ireland allows a tax credit in respect of distributions from foreign subsidiaries at the statutory tax rate in the jurisdiction of the subsidiary so that no material tax liability would be expected to arise in Ireland in the event these earnings were ever remitted. In addition, withholding taxes applicable to remittances from foreign subsidiaries would not be expected to be material given Ireland’s tax treaty network and the EU parent subsidiary directive.
    A reconciliation of the beginning and ending amount of total unrecognized tax benefits is as follows:

	December 31, 2020	December 31, 2019	December 31, 2018
	(in thousands)
Unrecognized tax benefits at start of year	$20,156	$21,433	$23,720
Increase related to prior year tax positions	401	—	2,084
Decrease related to prior year tax positions	(1,271)	—	(2,915)
Increase related to current year tax positions	2,931	1,588	3,065
Settlements	(369)	(347)	(182)
Lapse of statute of limitations	(2,770)	(2,518)	(4,339)
Unrecognized tax benefits at end of year	$19,078	$20,156	$21,433

    The relevant statute of limitations for unrecognized tax benefits totaling $3.2 million could potentially expire during 2021.

    Included in the balance of total unrecognized tax benefits at December 31, 2020 were potential benefits of $19.1 million, which if recognized, would affect the effective rate on income tax from continuing operations. The balance of total unrecognized tax benefits at December 31, 2019 and December 31, 2018 included potential benefits which, if recognized, would affect the effective rate of income tax from continuing operations of $20.2 million and $21.4 million respectively.

    Interest and penalties recognized during the year ended December 31, 2020 amounted to a net release of $0.6 million (2019: Nil, 2018: net expense of $1.3 million) and are included within the income tax expense. Total accrued interest and penalties as of December 31, 2020 and December 31, 2019 were $0.5 million and $1.1 million respectively and are included in closing income taxes payable at those dates.

    Our major tax jurisdictions are the United States and Ireland. We may potentially be subjected to tax audits in both our major jurisdictions. In the United States, tax periods open to audit include the years ended December 31, 2017, December 31, 2018, December 31, 2019 and December 31, 2020. In Ireland, tax periods open to audit include the years ended December 31, 2016, December 31, 2017, December 31, 2018, December 31, 2019 and December 31, 2020. During such audits, local tax authorities may challenge the positions taken by us in our tax returns.